UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 17, 2006

 Bayview Financial Mortgage Pass-Through Trust 2006-C
(Issuing Entity)

           Bayview Financial Securities Company, LLC
(Exact Name of Depositor as Specified in its Charter)

                            Bayview Financial, L.P.
(Exact Name of Sponsor as Specified in its Charter)

           Bayview Financial Securities Company, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131460	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 341-5632

                                          None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-131460) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $380,623,000 in aggregate principal amount of Class A-IO, Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Bayview Financial Mortgage Pass-Through Trust 2006-C Mortgage Pass-Through Certificates, Series 2006-C on November 17, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 10, 2006, as supplemented by the Prospectus Supplement dated November 13, 2006, (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2006, among Bayview Financial Securities Company, LLC, as depositor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer. The “Certificates” consist of the following classes: Class A-IO, Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class X, Class P, Class R and Class RL.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of two pools of first lien, fixed and adjustable rate, fully amortizing and balloon mortgage loans secured by single-family residential, multifamily, commercial and mixed use properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $382,137,577 as of October 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

On November 17, 2006, the following securities were sold by the Registrant in private placements in reliance on Section 4(2) of the Act:

Class	Initial Principal Balance
Class X	N/A
Class P	$100
Class R	N/A
Class RL	N/A

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Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of October 1, 2006, among Bayview Financial Securities Company, LLC, as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1
Flow Servicing Agreement (Non-Full Recourse) dated as of January 1, 2006, between Bayview Financial, L.P., and M&T Mortgage Corporation, as Servicer, together with (i) the Confirmation Agreement dated as of October 1, 2006, between Bayview Financial, L.P. and M&T Mortgage Corporation, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006, among Bayview Financial, L.P., Bayview Financial Securities Company, LLC, as Depositor, and M&T Mortgage Corporation, as Servicer, and (iii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006, among Bayview Financial Securities Company, LLC, as Depositor, U.S. Bank National Association, as Trustee, and M&T Mortgage Corporation, as Servicer, and acknowledged by Wells Fargo Bank, National Association, as Master Servicer.

99.2	Servicing Agreement dated as of October 1, 2006, between Bayview Financial, L.P., and Bayview Loan Servicing, LLC, as Servicer.

99.3	Mortgage Loan Purchase Agreement dated as of October 1, 2006, between Bayview Financial, L.P., as seller, and Bayview Financial Securities Company, LLC, as purchaser.

99.4	Assignment Agreement dated as of October 1, 2006, between Bayview Financial Property Trust II, as assignor, and Bayview Financial Securities Company, LLC, as assignee.

99.5	Mortgage Loan Diligence Agreement dated October 1, 2006, between Bayview Financial, L.P., as agent, and Bayview Financial Securities Company, LLC, as Depositor.

99.6
Underwriting Agreement dated as of November 13, 2006, among Bayview Financial, L.P., as seller, Bayview Financial Securities Company, LLC, as Depositor, and Lehman Brothers Inc., acting on its own behalf and as representative of the several underwriters.

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99.7
Cap Agreement dated November 17, 2006 (including ISDA Master Agreement, Schedule, Credit Support Annex, Credit Support Annex Paragraph 13 and Cap Confirmation), between BNP Paribas and Supplemental Interest Trust, Bayview Financial Mortgage Pass-Through Trust 2006-C Mortgage Pass-Through Certificates, Series 2006-C.

99.8
Swap Agreement dated as of November 17, 2006 (including ISDA Master Agreement, Schedule, Credit Support Annex, Credit Support Annex Paragraph 13 and Swap Confirmation), between BNP Paribas and Supplemental Interest Trust, Bayview Financial Mortgage Pass-Through Trust, Bayview Financial Mortgage Pass-Through Certificates, Series 2006-C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:	/s/ Jason Somerville
Name: Jason Somerville
Title: Vice President

Dated: November 30, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of October 1, 2006, among Bayview Financial Securities Company, LLC, as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1
Flow Servicing Agreement (Non-Full Recourse) dated as of January 1, 2006, between Bayview Financial, L.P., and M&T Mortgage Corporation, as Servicer, together with (i) the Confirmation Agreement dated as of October 1, 2006, between Bayview Financial, L.P. and M&T Mortgage Corporation, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006, among Bayview Financial, L.P., Bayview Financial Securities Company, LLC, as Depositor, and M&T Mortgage Corporation, as Servicer, and (iii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006, among Bayview Financial Securities Company, LLC, as Depositor, U.S. Bank National Association, as Trustee, and M&T Mortgage Corporation, as Servicer, and acknowledged by Wells Fargo Bank, National Association, as Master Servicer.

99.2	Servicing Agreement dated as of October 1, 2006, between Bayview Financial, L.P., and Bayview Loan Servicing, LLC, as Servicer.

99.3	Mortgage Loan Purchase Agreement dated as of October 1, 2006, between Bayview Financial, L.P., as seller, and Bayview Financial Securities Company, LLC, as purchaser.

99.4	Assignment Agreement dated as of October 1, 2006, between Bayview Financial Property Trust II, as assignor, and Bayview Financial Securities Company, LLC, as assignee.

99.5	Mortgage Loan Diligence Agreement dated October 1, 2006, between Bayview Financial, L.P., as agent, and Bayview Financial Securities Company, LLC, as Depositor.

99.6
Underwriting Agreement dated as of November 13, 2006, among Bayview Financial, L.P., as seller, Bayview Financial Securities Company, LLC, as Depositor, and Lehman Brothers Inc., acting on its own behalf and as representative of the several underwriters.

99.7
Cap Agreement dated November 17, 2006 (including ISDA Master Agreement, Schedule, Credit Support Annex, Credit Support Annex Paragraph 13 and Cap Confirmation), between BNP Paribas and Supplemental Interest Trust, Bayview Financial Mortgage Pass-Through Trust 2006-C Mortgage Pass-Through Certificates, Series 2006-C.

99.8
Swap Agreement dated as of November 17, 2006 (including ISDA Master Agreement, Schedule, Credit Support Annex, Credit Support Annex Paragraph 13 and Swap Confirmation), between BNP Paribas and Supplemental Interest Trust, Bayview Financial Mortgage Pass-Through Trust, Bayview Financial Mortgage Pass-Through Certificates, Series 2006-C.